Goldman Sachs Trust

Goldman Sachs Specialty Funds

Goldman Sachs Structured Tax-Managed Equity Fund

Service Shares

Supplement dated January 20, 2006 to the

Prospectus dated April 29, 2005

    The name of the Goldman Sachs CORESM Tax-Managed Equity Fund has been changed to the Goldman Sachs Structured Tax-Managed Equity Fund (the “Fund”). This name change will not affect the Fund’s investment objective, policies, strategies, practices or limitations.

    In addition, the Fund’s Investment Adviser is currently voluntarily waiving a portion of its management fee from the Fund. As a result of this voluntary waiver, the Fund is paying a lower management fee to the Investment Adviser at the annual rate of 0.65% of the average daily net assets of the Fund. The Fund’s Investment Adviser has also voluntarily agreed to reduce or limit the Fund’s “Other Expenses” to 0.04% of the Fund’s average daily net assets. The Investment Adviser’s voluntary waiver and expense reduction may be modified or terminated at any time at the option of the Investment Adviser

    In connection with the foregoing, the following information replaces the corresponding information on pages 20-22 under “Fund Fees and Expenses (Service Shares)” and “Example” of the Prospectus as it relates to the Fund:

    This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

	Structured
	Tax-Managed
	Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[1]	0.70%
Other Expenses	0.92%
Service Fees[2]	0.2	5%
Shareholder Administration Fees	0.2	5%
All Other Expenses[3]	0.4	2%

Total Fund Operating Expenses*	1.62%

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Structured
Tax-Managed
Equity Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[1]	0.65%
Other Expenses	0.54%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[3]	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.19%

[1]	The Investment Adviser has entered into the following fee reduction commitment for the Fund which was implemented on a voluntary basis beginning July 1, 2005 and will be made contractual in April 2006.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Tax-Managed Equity	0.70%	First $1 Billion
	0.63%	Next $1 Billion
	0.60%	Over $2 Billion

Prior to this fee reduction commitment, the management fee for the Structured Tax-Managed Equity Fund as an annual percentage rate of average daily net assets was 0.70%. Additionally, the Investment Adviser is currently voluntarily waiving a portion of its management fee equal to 0.05% based on the average daily net assets of the Structured Tax-Managed Equity Fund. As a result, the Investment Adviser is currently receiving a management fee from the Fund at the annual rate of 0.65%.

[2]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the returns customers realize with respect to their investments.

[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentage of the Fund’s average daily net assets:

Fund	Other Expenses

Structured Tax-Managed Equity	0.004%

[4]	The Structured Tax-Managed Equity Fund’s “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after current waivers and expense limitations) have been restated to reflect the fee waivers and expense limitations currently in effect.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the fee waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Structured Tax-Managed Equity	$165	$511	$881	$1,922

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